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                                                                   Exhibit 10.1

                         SECOND AMENDMENT

     SECOND AMENDMENT, dated as of March 20, 1997 (this "Amendment"), to the Credit and Guarantee Agreement, dated as of May 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"), among:

(a) REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company");

(b) REMINGTON CONSUMER PRODUCTS LIMITED, a corporation organized and existing under the laws of the United Kingdom (the "UK
     Borrower");

(c)  each Acquisition Subsidiary from time to time party thereto
     (together with the Company and the UK Borrower, the "Borrowers");

(d) the Lenders from time to time parties to the Agreement including the Issuing Bank;

(e)  FLEET NATIONAL BANK and BANQUE NATIONALE DE PARIS, as
     Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"); and

(f) THE CHASE MANHATTAN BANK (formerly known as CHEMICAL BANK), a New York banking corporation, as administrative agent (in such capacity, the "Agent") for the Lenders hereunder.

                       W I T N E S S E T H:

          WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit

          WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to amend the provisions of subsection 14.16(b) of the Credit Agreement in the manner set forth herein;

          WHEREAS, the Agent and the Lenders are willing to amend such provisions of the Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned thereto in the Credit Agreement.

         2. Amendment of Subsection 14.16(b): Subsection 14.16(b) of the Credit Agreement hereby is amended by deleting the matrix of "Periods" and "Ratios" set forth therein and by substituting therefor the following:



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                    Period                       Ratio
                    ------                       -----
               10/01/96 - 03/31/97            1.85 to 1.0
               04/01/97 - 06/30/97            2.30 to 1.0
               07/01/97 - 09/30/97            2.55 to 1.0
               10/01/97 - 12/31/97            2.75 to 1.0

          3. Conditions to Effectiveness. This Amendment shall become effective on the date upon which the Agent receives counterparts hereof, executed and delivered by a duly authorized officer of each Borrower and the Required Lenders.

          4. Representations and Warranties. The Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Section 6 of the Credit Agreement; provided that each reference to the Credit Agreement therein shall be deemed to be a referenced to the Credit Agreement after giving effect to this Amendment. The Borrowers represent and warrant that no Default or Event of Default has occurred and is continuing.

          5. Continuing Effect of Credit Agreement. This Agreement shall not constitute a waiver or amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of a Borrower that would require a waiver or consent of the Agent or the Lenders. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6. Counterparts. This Amendment may be executed by the parties hereto in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                        REMINGTON PRODUCTS COMPANY, L.L.C.


                                        By: /s/ ALEXANDER R. CASTALDI
                                           ------------------------------------
                                            Executive Vice President and
                                            Chief Financial Officer



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                                        REMINGTON CONSUMER PRODUCTS
                                        LIMITED



                                        By: /s/ ROBERT WARD
                                           -----------------------------
                                           Title: Finance and Operations
                                            Director and Secretary



                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent, as a Lender and
                                        as (or on behalf of) the Issuing Bank.


                                        By: /s/ PETER C. ECKSTEIN
                                           ----------------------------------
                                            Title: Vice President